Exhibit 99.1(a)

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ORDERED in the Southern District of Florida on September 09, 2009.

Erik P. Kimball, Judge
United States Bankruptcy Court

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
WEST PALM BEACH DIVISION

In re:	Chapter 11 Cases

QSGI, INC.,	Case No.: 09-23658-EPK
QSGI-CCSI, INC.	Case No.: 09-23659-EPK
QUALTECH SERVICES GROUP, INC.	Case No.: 09-23660-EPK
Debtors.
_________________________________/	Jointly Administered

ORDER GRANTING IN PART AND DENYING IN PART DEBTORS' EMERGENCY
MOTION FOR ENTRY OF AN ORDER (A) AUTHORIZING AND SCHEDULING THE
SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF THE DSC DIVISION OF
QSGI, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, AND ENCUMBRANCES;
(B) APPROVING BIDDING PROCEDURES AND STALKING HORSE PROTECTIONS;
(C) APPROVING THE NOTICE OF SALE; (D) SCHEDULING AN AUCTION TO
ACCEPT HIGHER AND BETTER BIDS; AND (E) SCHEDULING HEARING TO
APPROVE SALE ARISING OUT OF AUCTION PURSUANT TO 11 U.SC. X363

THIS MATTER came before the Court for hearing on September 8, 2009 at 10:30 a.m. upon the emergency motion of the Debtors-in-Possession, QSGI, Inc., QSGI-CCSI, Inc. and QualTech Services Group, Inc. (collectively, the "Debtors") for entry of an Order (a) authorizing and scheduling the sale of substantially all of the assets of the Data Security Compliance

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("DSC") division of QSGI, Inc. (the "Seller") free and clear of all liens, claims, and encumbrances; (b) approving bidding procedures and stalking horse protections; (c) approving the notice of sale; (d) scheduling an auction to accept higher and better bids; and (e) scheduling a hearing to approve the sale arising out of the auction, pursuant to 11 U.S.C. §§ 363 and/or 105(a) and Rules 2002, 6004(a) and 9014 of the Federal Rules of Bankruptcy Procedure and Local rule 6004-1 (the -Bid Procedures Motion") (DE 97). The Court, having reviewed the Bid Procedures Motion, having taken judicial notice of the Court file in this case in its entirety, and being otherwise duly advised in the premises, and good cause having been shown therefore, does FIND and CONCLUDE as follows:

A.           The Court has jurisdiction over this case pursuant to 28 U.S.C. § 1334, and this matter constitutes a core proceeding under 28 U.S.C. §§ 157(b)(2)(A), (M), and (0):

B.           Written notice of the Bid Procedures Motion has been provided to all interested parties entitled to receive notice under the Federal Rules of Bankruptcy Procedure;

C.           The Debtor has relied upon sound and adequate factual and legal bases in support of the relief sought in the Bid Procedures Motion raised at this hearing;

Accordingly, the Court does ORDER and ADJUDGE as follows:

1.           The Bid Procedures Motion is GRANTED IN PART AND DENIED IN PART.

2.           Because N-1 Technologies, LLC has withdrawn its letter of intent ("LOI"), all stalking horse protections sought in the Bid Procedures Motion are DENIED.

3.           The Debtors are authorized to sell substantially all of the Assets' of the DSC Division of the Seller free and clear of all liens, claims and encumbrances, pursuant to Section 363(f) of the Bankruptcy Code (the "Sale"), with any liens attaching to the proceeds of the Sale.

1 All capitalized terms have the meaning ascribed to them in the Bid Procedures Motion, unless otherwise noted herein.

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The Assets include, without limitation, all licenses. intellectual property, domain names, websites, inventory, accounts receivable, fixed assets and the Seller's interest in the nonresidential real property lease at 70 Lake Drive, East Windsor Township, New Jersey. A detailed listing of the Seller's inventory, accounts receivable and fixed assets were provided in Exhibits A through C of the LOI, which was attached as Exhibit A to the Bid Procedures Motion.

4.           Importantly, the following assets (the "Excluded Assets") shall be excluded from the Sale: (i) the Seller's cash or cash equivalent prior to the closing; (ii) any claims and/or causes of action the Seller may have against third parties, including, without limitation, commercial tort claims and chapter 5 causes of action; (iii) any and all shares in QualTech International Corporation; QualTech International Acquisition, Corporation; QSGI-DPV Inc.; QualTech Services Group, Inc.; QualTech Services Acquisition, Corporation; QSGI-CCSI, Inc.; and Contemporary Computer Services, Inc.; (iv) any and all assets in QualTech International Corporation; QualTech International Acquisition, Corporation; QSGI-DPV Inc.; QualTech Services Group, Inc.; QualTech Services Acquisition, Corporation; QSGI-CCSI, Inc.; and Contemporary Computer Services, Inc.; (v) all prepaid corporate expenses; (vi) all corporate assets of QSGI, Inc. as a parent company, including, without limitation, insurance policies, including, without limitation, general liability and directors and officers insurance policies and any proceeds thereof; and (vii) the corporate shell of the Seller.

5.           The Notice of Bid Procedures attached hereto as Exhibit "A" is APPROVED in its entirety.

6.           The deadline for all parties to complete due diligence is September 18, 2009.

7.           All Qualified Bidders shall be required to submit Qualified Bid Packets to the Debtors and Victory Park on or before 5:00 p.m. on September 18, 2009.

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8.                     In order to qualify as a bidder, a prospective purchaser must provide the following items on or before September 18, 2009 (the "Bid Deadline"):

A.           a deposit of ten percent of the bid price (the "Deposit") payable by bank cashier's check or wire transfer into the non-interest bearing escrow account of Shraiberg, Ferrara & Landau, P.A. along with the SSN or EIN of the bidding person or entity;

B.           an executed asset purchase agreement which must not contain any contingencies to the validity, effectiveness and/or binding nature of the offer, including without limitation, contingencies for financing, due diligence or inspection. THE COURT SHALL NOT APPROVE ANY SALE TO A POTENTIAL BIDDER THAT HAS NOT EXECUTED THE ASSET  PURCHASE AGREEMENT;

C.           the amount they are willing to pay for the assets of the DSC division of the Seller, but in no event shall this amount be less than $550,000.00 (the "Initial Bid");

D.           such other information as is reasonably requested by the Seller or Victory Park;

E.           current financial statements of the potential bidder, or such other form of financial disclosure acceptable to the Seller and its advisors demonstrating the potential bidder has sufficient financial resources to close the sale by September 22, 2009 and

F.           the bidder's address, telephone and facsimile numbers where the bidder may be contacted.

("Qualifying Bid Packet").

9.                   The Qualifying Bid Packet must be delivered with the items described above no later than 5:00 p.m. E.S.T. on September 18, 2009 to: Philip J. Landau, Esq., Shraiberg, Ferrara & Landau, P.A., Counsel for Debtors, 2385 NW Executive Center Dr., Suite 300, Boca Raton, Florida 33431, Telephone (561) 443-0800, Facsimile No. (561) 998-0047; Howard J. Berlin, Esq., Berger Singerman, P.A., Counsel for Victory Park, 200 South Biscayne Blvd., Suite 1000, Miami, Florida 33131, Telephone (305) 755-9500, Facsimile (305) 714-4340 and Scott Zemnick. General Counsel for Victory Park, 227 W. Monroe Street, Ste. 3900. Chicago, IL

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60606, Telephone (312) 705-2786, Facsimile (312) 701-0794. The bidder's Qualifying Bid Packet must include the bidder's address, telephone and facsimile numbers where the bidder may be contacted.

10.           Prior to the Auction, the Seller, in consultation with Victory Park, shall evaluate each Qualifying Bid Packet submitted in accordance with the foregoing paragraph and may then identify a person, persons, entity or entities from among those who submitted a Qualifying Bid Packet and deem those person(s) "Qualified Bidders" as well as their offer to purchase the Assets. By participating in the Auction, each Qualified Bidder consents to its bid being designated as a back-up bid.

11.           The Seller shall file and serve upon all interested parties entitled to receive notice, including the holders of qualified bids ("Qualified Bids"), a summary of the Qualified Bids to be considered at the Auction no later than September 18, 2009 (the "Qualified Bid Summary"). This requirement is waived in the event that there are no Qualified Bids. The Seller shall notify all Qualified Bidders. no later than 7:00 p.m. E.S.T. on September 18, 2009,that they may participate in the Auction.

12.           The Auction shall be conducted by Court and shall be a forum in which the Qualified Bidders may make competing bids to purchase the Assets of the Debtors, in minimum bid increments of $50,000.00 or increments as otherwise decided by the Court. The Auction shall conclude when the Court receives what is determined by the Debtors and Victory Park to be the highest and best offer to purchase the Assets (the "Successful Bid"). The Court may also identify an acceptable Back-Up Bid.

13.           Pursuant to section 363(k) of the Bankruptcy Code, at the Auction, Victory Park, in its sole and absolute discretion, may submit one or more bids (or back up bids), and if Victory

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Park is the Successful Bidder, Victory Park may offset its claim against the purchase price. Victory Park is not required to submit a Qualifying Bid Packet in order to credit bid at the Auction. As announced at the hearing on the Bid Procedures Motion, Victory Park agrees to waive its deficiency claim with respect to any recovery from claims and/or causes of action the Debtors possess under Chapter 5 of the Bankruptcy Code.

14.           Except as otherwise stated herein, each Deposit shall be maintained in a non-interest bearing account and subject to the jurisdiction of this Court. Within five (5) business days from the entry of an order approving, the Sale, the Debtors shall return all Deposits to all Qualified Bidders except the Successful Bidder or the person who submitted the Back-Up Bid (the "Back-Up Bidder"), whose Deposit shall be applied by the Seller against the purchase price at the closing. In the event that the Successful Bidder closes the Sale, the Seller shall return the Back-Up Bidder's Deposit within five (5) business days from the closing. In the event the Purchaser closes on the purchase of the Assets, its Deposit shall be applied by The Seller against the purchase price.

15.           All Qualified Bidders shall be deemed to have consented to the core jurisdiction of this Court and to have waived any right to a jury trial in connection with any disputes relating to the Auction and/or the Sale. All asset purchase agreements shall be governed by and construed in accordance with the laws of the State of Florida. All Qualified Bidders shall be bound by their bids until conclusion of the Auction. If the Successful Bidder is unable or unwilling to close the Sale, the Successful Bidder shall forfeit its Deposit to the Seller and the Seller may close the Sale with the Back-Up Bidder, without further notice or hearing, who shall then be obligated to close the Sale on the terms of the Back-Up Bid and the corresponding Bidder's asset purchase agreement no later than five (5) days thereafter. If the Back-Up Bidder,

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if any, is unable or unwilling to close the Sale in the time permitted, the Back-Up Bidder shall forfeit its Deposit to the Seller.

16.           An Auction shall be conducted on September 21, 2009 at 9:30 a.m. at the U.S. Bankruptcy Court, Flagler Waterview Building, 1515 North Flagler Drive, Room 801, West Palm Beach, Florida 33401. Following the Auction, on September 21, 2009 at 10:30 a.m., the Court shall conduct a hearing to approve the sale arising out of the Auction (the "Sale Hearing").

17.           The Debtors shall file, as soon as practicable, a Cure Notice listing the cure amounts for all contracts and leases that may be assumed and assigned to a successful bidder. The deadline for creditors to file objections to cure amounts is September 18, 2009. Any unresolved objections to cure amounts shall be considered by the Court at the Sale Hearing.

18.           The closing shall occur on the earlier of September 22, 2009, or one business day after entry of Final Order approving the Sale.

19.           The Debtor is authorized to immediately serve the Notice of Bid Procedures and a copy of this Order pursuant to Bankruptcy Rules 6004(a), (c), and 2002(a)(2) upon: (a) those persons who in any way contacted Debtor or any of its representatives regarding the sale of the Debtor's Assets; (b) those persons who the Debtor has reason to believe may possess an interest in purchasing the Assets; (c) the U.S. Trustee; (d) counsel to Victory Park; (e) the Internal Revenue Service; (0 the landlords of the Seller's lease; (g) the respective equipment lessors of the Seller; (h) all other parties who have filed a notice of appearance; and (i) all other creditors.

20.           The Successful Bidder in the Auction shall constitute a good faith purchaser of Debtor's Assets pursuant to 11 U.S.C. § 363(m) such that the reversal or modification on appeal of the sale of Debtor's Assets to the Successful Bidder shall not affect the validity of the sale to the Successful Bidder whether or not the Successful Bidder knew of the pendency of the appeal.

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21. This Order expressly waives the stay requirement enumerated in Federal Rule of Bankruptcy Procedure Rule 6004(h), such that entry of an Order approving the sale of Debtor's Assets shall not be subject to an automatic ten (10) day stay.

###

Submitted by:

John E. Page
Florida Bar No. 860581

SHRAIBERG, FERRARA & LANDAU, P.A.
2385 NW Executive Center Dr., Suite 300
Boca Raton, Florida 33431
Telephone: (561) 443-0800
Facsimile: (561) 998-0047

Copies to:
John E. Page
[Attorney John E. Page is directed to serve a conformed copy of this Order to all interested parties immediately upon receipt and shall file a certificate of service with the Clerk].

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Exhibit "A"

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
WEST PALM BEACH DIVISION

In re:	Chapter 11 Cases

QSGI, INC., QSGI-CCSI, INC. QUALTECH SERVICES GROUP, INC.	Case No.: 09-23658-EPK Case No.: 09-23659-EPK Case No.: 09-23660-EPK
Debtors. _________________________/	Jointly Administered

NOTICE OF OPPORTUNITY TO SUBMIT BIDS
FOR SUBSTANTIALLY ALL OF THE ASSETS OF THE DSC DIVISION OF QSGI, INC

PLEASE TAKE NOTICE that:

1.           September 9, 2009, the United States Bankruptcy Court for the Southern

District of Florida, West Palm Beach Division (the "Bankruptcy Court"), entered an Order pursuant to 11 U.S.C. § 363 and Rule 6004 of the Federal Rules of Bankruptcy Procedure: (a) authorizing and scheduling the sale of substantially all of the assets of the Data Security Compliance ("DSC") division of QSGI, Inc. (the "Seller") free and clear of all liens, claims, and encumbrances; (b) approving bidding procedures and denying stalking horse protections; (c) approving the notice of sale; (d) scheduling an auction to accept higher and better bids; and (e) scheduling a hearing to approve the sale arising out of the auction, pursuant to 11 U.S.C. §§ 363 and/or 105(a) and Rules 2002, 6004(a) and 9014 of the Federal Rules of Bankruptcy Procedure and Local rule 6004-1 (the "Bid Procedures Order")1.

___________________________
1 A copy of the Bid Procedures Order may be obtained: (a) in person, during regular business hours, from the Office of the Clerk of the Bankruptcy Court, 1515 North Flagler Drive, 8th Floor, West Palm Beach, Florida 33401: (b) downloaded from the Bankruptcy Court's electronic docket (CM/ECF); or (c) upon written request to Debtors' counsel listed below.

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2.           Pursuant to the Bid Procedures Order2, the Debtors3 have received authorization from the Bankruptcy Court to employ the procedures set forth herein for consideration of competitive bids for purchase of the Assets, including, establishing deadlines and certain criteria for submitting Qualified Bids; approval of bidding protections and overbid requirements: and the scheduling of the Auction.

3.           The Bid Procedures Order authorizes the Debtors to sell substantially all of the Assets of the DSC Division of the Seller free and clear of all liens, claims and encumbrances, pursuant to Section 363(f) of the Bankruptcy Code (the "Sale"), with any liens attaching to the proceeds of the Sale. The Assets include, without limitation, all licenses, intellectual property, domain names, websites, inventory, accounts receivable, fixed assets and the Seller's interest in the non-residential real property lease at 70 Lake Drive, East Windsor Township, New Jersey. A detailed listing of the Seller's inventory, accounts receivable and fixed assets were provided in Exhibits A through C of the LOI, which was attached as Exhibit A to the Bid Procedures Motion.

4.           Importantly, the following assets (the "Excluded Assets") shall be excluded from the Sale: (i) the Seller's cash or cash equivalent prior to the closing; (ii) any claims and/or causes of action the Seller may have against third parties, including, without limitation, commercial tort claims and chapter 5 causes of action; (iii) any and all shares in QualTech International Corporation; QualTech International Acquisition, Corporation; QSGI-DPV Inc.; QualTech Services Group, Inc.; QualTech Services Acquisition, Corporation; QSGI-CCSI, Inc.; and Contemporary Computer Services, Inc.; (iv) any and all assets in QualTech International Corporation; QualTech International Acquisition. Corporation; QSGI-DPV Inc., QualTech

____________________
2 In the event of any discrepancy between the terms of this Notice and the terms of the Bid Procedures Order, the Bid Procedures Order shall govern and control.
3 All capitalized terms not expressly defined herein have the meaning ascribed to such term in the Bid Procedures Order.

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Services Group, Inc.; QualTech Services Acquisition, Corporation; QSGI-CCSI, Inc.; and Contemporary Computer Services, Inc.; (v) all prepaid corporate expenses; (vi) all corporate assets of QSGI, Inc. as a parent company, including, without limitation, insurance policies, including, without limitation, general liability and directors and officers insurance policies and any proceeds thereof; and (vii) the corporate shell of the Seller.

5.           In accordance with the Bid Procedures Order, this notice is being served by email, facsimile and/or U.S. Mail pursuant to Bankruptcy Rules 6004(a), (c), and 2002(a)(2) upon: (a) those persons who in any way contacted Debtor or any of its representatives regarding the sale of the Debtors' Assets; (b) those persons who the Debtors have reason to believe may possess an interest in purchasing the Assets; (c) the U.S. Trustee; (d) counsel to Victory Park; (e) the Internal Revenue Service; (f) the landlords of the Sellers' leases; (g) the respective equipment lessors of the Seller; (h) all other parties who have filed a notice of appearance; and (i) all other creditors.

ELIGIBILITY TO MAKE BIDS

6.           Any person who wishes to participate in a competitive bidding process for the purchase of the Assets (the "Auction"), must satisfy the requirements set forth below to become a Qualified Bidder. Neither the Debtors, Victory Park nor the Court shall consider bids that are not proposed by a Qualified Bidder.

BIDDING PROCESS

7.           A person may be qualified to participate in the Auction if by the bid deadline of September 18, 2009 (the "Bid Deadline"), they provide:

a.    a deposit of ten percent of the bid price (the "Deposit") payable by bank cashier's check or wire transfer into the non-interest bearing escrow account of Shraiberg, Ferrara & Landau, P.A. along with the SSN or EIN of the bidding person or entity;

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b.      an executed asset purchase agreement which must not contain any contingencies to the validity, effectiveness and/or binding nature of the offer, including without limitation, contingencies for financing, due diligence or inspection. THE COURT SHALL NOT APPROVE ANY SALE TO A POTENTIAL BIDDER THAT HAS NOT EXECUTED THE ASSET PURCHASE AGREEMENT;

c.      the amount they are willing to pay for the assets of the DSC division of the Seller, but in no event shall this amount be less than $550,000.00 (the "Initial Bid");

d.      such other information as is reasonably requested by the Seller or Victory Park or other Secured Creditors; and

e.      current financial statements of the potential bidder, or such other form of financial disclosure acceptable to the Seller and its advisors demonstrating the potential bidder has sufficient financial resources to close the sale by September 22, 2009 and

f.      the bidder's address, telephone and facsimile numbers where the bidder may be contacted.

(the "Qualifying Bid Packet"). The Qualifying Bid Packet must be delivered with the items described above no later than 5:00 p.m. E.S.T. on September 18, 2009 to: Philip J. Landau, Esq., Shraiberg, Ferrara & Landau, P.A., Counsel for Debtors, 2385 NW Executive Center Dr., Suite 300, Boca Raton, Florida 33431, Telephone (561) 443-0800, Facsimile No. (561) 9980047; Howard J. Berlin, Esq., Berger Singerman, P.A., Counsel for Victory Park, 200 South Biscayne Blvd., Suite 1000, Miami, Florida 33131, Telephone (305) 755-9500, Facsimile (305) 714-4340; Scott Zemnick, General Counsel for Victory Park, 227 W. Monroe Street, Ste. 3900, Chicago, IL 60606, Telephone (312) 705-2786, Facsimile (312) 701-0794 and Randi L. Valerious, Greenberg Traurig, P.C., Counsel for the Purchaser, 77 West Wacker Drive, Ste. 3100, Chicago, IL 60601, Telephone (312) 456-8400, Facsimile (312) 456-8435. The bidder's Qualifying Bid Packet must include the bidder's address, telephone and facsimile numbers where the bidder may be contacted.

8.           Upon satisfaction of all of the requirements set forth above, the Seller in consultation with Victory Park, shall evaluate each Qualifying Bid Packet submitted in

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accordance with the foregoing paragraph and may then identify a person, persons, entity or entities from among those who submitted a Qualifying Bid Packet and deem those person(s) "Qualified Bidders" as well as their offer to purchase the Assets. By participating in the Auction, each Qualified Bidder consents to its bid being designated as a back-up bid.

9.           Between the Bid Deadline and the Auction and during the Auction, the Debtors may, in their discretion and in consultation with Victory Park, discuss, negotiate or seek clarification of any Qualified Bid.

10.           The Seller shall file and serve upon all interested parties entitled to receive notice, including the holders of qualified bids ("Qualified Bids-), a summary of the Qualified Bids to be considered at the Auction no later than September 18, 2009 (the "Qualified Bid Summary"). This requirement is waived in the event that there are no Qualified Bids. The Seller shall notify all Qualified Bidders, no later than 7:00 p.m. E.S.T. on September 18, 2009, that they may participate in the Auction.

THE AUCTION

11.           An Auction shall be conducted on September 21, 2009 at 9:30 a.m. at the U.S. Bankruptcy Court, Flagler Waterview Building, 1515 North Flagler Drive, Room 801, West Palm Beach, Florida 33401. Following the Auction, on September 21, 2009 at 10:30 a.m., the Court shall conduct a hearing to approve the sale arising out of the Auction (the "Sale Hearing").

12.           The Auction shall be conducted by Court and shall be a forum in which the Qualified Bidders may make competing bids to purchase the Assets of the Debtors, in minimum bid increments of $50,000.00 or increments as otherwise decided by the Court. The Auction shall conclude when the Court receives what is determined by the Debtors and Victory Park to be

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the highest and best offer to purchase the Assets (the "Successful Bid"). The Court may also identify an acceptable Back-Up Bid.

13.           Pursuant to section 363(k) of the Bankruptcy Code, at the Auction, Victory Park, in its sole and absolute discretion, may submit one or more bids (or back up bids). and if Victory Park is the Successful Bidder, Victory Park may offset its claim against the purchase price. Victory Park is not required to submit a Qualifying Bid Packet in order to credit bid at the Auction. As announced at the hearing on the Bid Procedures Motion, Victory Park agrees to waive its deficiency claim with respect to any recovery from claims and/or causes of action the Debtors possess under Chapter 5 of the Bankruptcy Code.

14.           Except as otherwise stated herein, each Deposit shall be maintained in a non-interest bearing account and subject to the jurisdiction of this Court. Within five (5) business days from the entry of an order approving the Sale, the Debtors shall return all Deposits to all Qualified Bidders except the Successful Bidder or the person who submitted the Back-Up Bid (the "Back-Up Bidder"), whose Deposit shall be applied by the Seller against the purchase price at the closing. In the event that the Successful Bidder closes the Sale, the Seller shall return the Back-Up Bidder's Deposit within five (5) business days from the closing. In the event the Purchaser closes on the purchase of the Assets, its Deposit shall be applied by The Seller against the purchase price.

15.           All Qualified Bidders and the Purchaser shall be deemed to have consented to the core jurisdiction of this Court and to have waived any right to a jury trial in connection with any disputes relating to the Auction and/or the Sale. All asset purchase agreements and the shall be governed by and construed in accordance with the laws of the State of Florida. All Qualified Bidders shall be bound by their bids until conclusion of the Auction. If the Successful Bidder is

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unable or unwilling to close the Sale, the Successful Bidder shall forfeit its Deposit to the Seller and the Seller may close the Sale with the Back-Up Bidder, without further notice or hearing, who shall then be obligated to close the Sale on the terms of the Back-Up Bid and the corresponding Bidder's asset purchase agreement no later than five (5) days thereafter. If the Back-Up Bidder, if any, is unable or unwilling to close the Sale in the time permitted, the Back-Up Bidder shall forfeit its Deposit to the Seller.

SUBMISSION OF INITIAL BIDS

16. The Qualifying Packet and any related materials must: (a) be in writing; (b) contain all materials set forth in Paragraph 7 above; and (c) be submitted to the Debtors' counsel and Victory Park's counsel, so that it is received no later than 5:00 p.m. on September 18, 2009, as follows:

To the Debtor:

Philip J. Landau, Esq.
Shraiberg, Ferrara & Landau, P.A.
2385 NW Executive Center Drive, Suite 300 Boca Raton, Florida 33431

Fax: 561-998-0047

To Victory Park:

Howard J. Berlin, Esq.
Berger Singerman, P.A.
200 South Biscayne Blvd., Suite 1000 Miami, Florida 33131
Fax: 312-701-0794

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PLEASE TAKE FURTHER NOTICE THAT any inquiries regarding the foregoing should be directed to Debtors' counsel listed below.

Shraiberg, Ferrara & Landau, P.A. Attorneys for the Debtors
2385 N.W. Executive Center Drive. #300 Boca Raton, Florida 33431
Telephone: (561) 443-0800
Facsimile: (561) 998-0047
Email: jpage@sfl-pa.com

By:	/s/ John E. Page
Philip J. Landau, Esq.
Florida Bar No. 0504017
John E. Page, Esq.
Florida Bar No. 860581